                                SUPPLEMENT TO THE
          SCHWAB MUNICIPAL MONEY FUNDS SWEEP INVESTMENTS TM PROSPECTUS,
                DATED APRIL 30, 2007, AS AMENDED FEBRUARY 5, 2008

THE INFORMATION PROVIDED IN THIS SUPPLEMENT IS EFFECTIVE AS OF MARCH 14, 2008.

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

For each of the Schwab New York AMT Tax-Free Money Fund TM, Schwab New Jersey AMT Tax-Free Money Fund TM and Schwab Massachusetts AMT Tax-Free Money Fund TM, the seventh paragraph of the "Risks" section, which begins with "Some of the fund's income could be taxable," is deleted and replaced with the following:

SOME OF THE FUND'S INCOME COULD BE TAXABLE.
If certain types of investments the fund buys as tax-exempt are later ruled to be taxable, a portion of the fund's income could become taxable. This risk, although generally considered low, is somewhat higher for investments that have been structured as municipal money market securities than for investments in other types of municipal money market securities. Any defensive investments in taxable securities or securities whose interest is subject to the AMT could generate taxable income.

                        PLEASE RETAIN THIS SUPPLEMENT FOR
                                  YOUR RECORDS.

                                                           [CHARLES SCHWAB LOGO]

(C)2008 Charles Schwab & Co., Inc. All Rights Reserved.
Member SIPC REG41366 (03/08)